CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                AND SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Report of REZConnect Technologies Inc on Form 10-QSB for the period ending March 31, 2003 filed herewith (the "Report"), I, Michael Y. Brent, Chief Executive Officer of the Company, certify, that to the best of my knowledge:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

     This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


     Dated: as of May 14, 2003

     /s/ Michael Y. Brent
         Michael Y. Brent, Chief Executive Officer